SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund

Effective April 21, 2026, the following information replaces the existing similar disclosure relating to each fund in the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the funds' Statement of Additional Information:
For DWS RREEF Global Infrastructure Fund, the Advisor has contractually agreed through September 30, 2027, to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired fund fees and expenses) at ratios no higher than 1.19%, 1.94%, 0.94%, 0.94% and 1.04% for Class A, Class C, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
For DWS RREEF Global Real Estate Securities Fund, the Advisor has contractually agreed through September 30, 2027, to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired fund fees and expenses) at ratios no higher than 1.05%,1.80%, 0.79%, 0.80% and 0.90% for Class A, Class C, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
The following information is added to existing disclosure in the “PART I: APPENDIX I-E – SERVICE PROVIDER COMPENSATION” section of the funds' Statement of Additional Information:
Effective October 1, 2025, DWS RREEF Global Infrastructure Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.800% on the first $1.0 billion of the fund’s average daily net assets, 0.775% on the next $1.0 billion of the fund’s average daily net assets, 0.725% on the next $2.0 billion of the fund’s average daily net assets, 0.675% on the next $2.0 billion of the fund’s average daily net assets, and 0.650% of the fund’s average daily net assets thereafter. Prior to October 1, 2025, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.900% on the first $1.0 billion of the fund’s average daily net assets, 0.875% on the next $1.0 billion of the fund’s average daily net assets, 0.825% on the next $2.0 billion of the fund’s average daily net assets, 0.775% on the next $2.0 billion of the fund’s average daily net assets, and 0.750% of the fund’s average daily net assets thereafter.
Effective October 1, 2025, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — CONTRACTUAL FEE RATES OF SERVICE PROVIDERS” section of the funds' Statement of Additional Information:
Fund Name	Management Fee Rate
DWS RREEF Global Infrastructure Fund	First $1.0 billion 0.800% Next $1.0 billion 0.775% Next $2.0 billion 0.725% Next $2.0 billion 0.675% Thereafter 0.650%
Please Retain This Supplement for Future Reference
April 21, 2026
SAISTKR26-08